Exhibit 99.1

THE ADVISORY BOARD COMPANY

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of The Advisory Board Company (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Frank J. Williams Frank J. Williams Chief Executive Officer (Principal Executive Officer) and Director

/s/ David L. Felsenthal David L. Felsenthal Chief Financial Officer (Principal Financial and Accounting Officer), Secretary and Treasurer

Dated: August 9, 2002